SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2007



                            ADUROMED INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                       000-03125                21-0661726
         --------                      -----------             --------------
State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



                  3 Trowbridge Drive, Bethel, Connecticut 06801

               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 798-1080.


                              GENERAL DEVICES, INC.
         (Former name or former address, if changed since last report.)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 29, 2007, General Devices, Inc. changed its corporate name to Aduromed Industries, Inc. A Certificate of Amendment to the Company's Certificate of Incorporation evidencing such change was filed with the Secretary of State of the State Delaware on January 29, 2007. A copy of such Certificate of Amendment is attached as an exhibit to this Current Report on Form 8-K. The Company's new NASD ticker symbol is "ADRM.OB" and the CUSIP number for the Company's common stock is now 00739T104.

Item 7.01 Regulation FD Disclosure.

The Company issued the press release attached hereto as Exhibit 99 on January 30, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibits
--------

     Exhibit 3 - Certificate of Amendment to the Certificate of Incorporation of General Devices, Inc. dated January 29, 2007

     Exhibit 99 - Press Release dated January 30, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DEVICES, INC.

By: /s/ Damien R. Tanaka
----------------------------
 Damien R. Tanaka
 Chairman, President and CEO

Dated: January 30, 2007